UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2021, (August 5, 2021)

HEALTHWELL ACQUISITION CORP. I

(Exact name of registrant as specified in its charter)

Delaware	001-40697	86-1911840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Green Bay Rd. #227

Winnetka, IL 60093

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (847) 230-9162

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	HWELU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	HWEL	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	HWELW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On August 5, 2021, Healthwell Acquisition Corp. I (the “Company”) consummated its initial public offering (“IPO”) of 25,000,000 units (the “Units”). The company has granted Jefferies LLC a 45-day option to purchase up to an additional 3,750,000 units at the initial public offering price to cover any over-allotment. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one-half of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $250,000,000.

Simultaneously with the closing of the IPO, the Company completed the private sale of 7,700,000 warrants (the “Private Placement Warrants”) to Healthwell Acquisition Corp. I Sponsor LLC at a purchase price of $1.00 per Private Placement Warrant (the “Private Placement”), generating gross proceeds to the Company of $7,700,000.

A total of $250,000,000 of the proceeds from the IPO and the sale of the Private Placement Warrants were placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of August 5, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

99.1	Audited Balance Sheet as of August 5, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHWELL ACQUISITION CORP. I

By:	/s/ Alyssa Rapp
Name: Alyssa Rapp
Title: Chief Executive Officer

Dated: August 11, 2021